SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[X]  Preliminary  proxy  statement
[ ]  Definitive  proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       JOHN HANCOCK SPECIAL EQUITIES FUND
                (Name of Registrant as Specified in Its Charter)

                       JOHN HANCOCK SPECIAL EQUITIES FUND
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

Dear Fellow Special Equities Fund Shareholder:

At a special meeting of shareholders on Wednesday, June 26, 1996 at 9:00 a.m., you will be asked to approve two changes to your Fund. Your Board of Trustees has already unanimously approved the proposals, which are more fully described in the enclosed proxy statement.

To help you review the proxy statement, we would like to explain the changes.

A NEW SUB-ADVISORY AGREEMENT
We are recommending that you approve a sub-advisory agreement for your Fund with DFS Advisors, which will provide you the benefit of continuity in management. Michael DiCarlo, who has so successfully managed the fund since 1988, will continue to be responsible for the day-to-day management of the Special Equities Fund. John Hancock has formed a new alliance with DFS Advisors, an investment firm started by Mr. DiCarlo and two partners. Under the alliance, John Hancock Funds will become a minority owner of DFS Advisors, and I will serve as a director of the new firm.

ELECTION OF THE BOARD OF TRUSTEES
The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. A complete list of nominees and a brief description of their background is included in your proxy statement. This includes Michael DiCarlo, who has been nominated to serve as a Fund Trustee.

YOUR VOTE IS IMPORTANT!
We urge you to review the enclosed proxy statement carefully, and to vote by completing, signing and returning the enclosed proxy ballot form to us immediately. Your prompt response will help avoid the cost of additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions, please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.

Sincerely,

Edward J. Boudreau, Jr.
Chairman and CEO

                                    PROXY #6

                       JOHN HANCOCK SPECIAL EQUITIES FUND

                              101 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 1996

     A Special Meeting of Shareholders (the "Meeting") of John Hancock Special Equities Fund (the "Fund") will be held at the Fund's offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, June 26, 1996. The Fund's telephone number is 1-800-225-5291. The purpose of the Meeting is to consider and act upon the following proposals:

(1) To elect seventeen Trustees to hold office until their respective successors have been duly elected and qualified.

(2) To approve a new Subadvisory Agreement between the Fund and DiCarlo, Forbes & St. Pierre Advisers, LLC ("DFS Advisors").

(3) To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

     YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record of the Fund as of the close of business on May 1, 1996 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The proxy statement and proxy card are being mailed to shareholders on or about May 17, 1996.

                                   THOMAS H. DROHAN
                                   Senior Vice President and
                                   Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
May 17, 1996

                       JOHN HANCOCK SPECIAL EQUITIES FUND

                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                             ----------------------

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of John Hancock Special Equities Fund (the "Fund").

     The proxies will be used at the special meeting of the Fund's shareholders (the "Meeting") to be held at the Fund's offices located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern Time, on Wednesday, June 26, 1996. Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Fund's transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/ or by telephone at a cost to the Fund of approximately $3,000. Investor Services plans to engage an independent proxy solicitation firm, _________________, to assist in soliciting proxies at an additional cost to the Fund of approximately $___________. The Adviser will reimburse the Fund for a pro rata portion of this proxy solicitation cost.

     The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by the Fund. The mailing address of the Fund, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and the proxy card are being mailed to shareholders on or about May 17, 1996.

     The Fund will furnish without charge, a copy of its Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of the Fund's report should direct all written requests to the attention of the Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Trustees have fixed the close of business on May 1, 1996, as the record date (the "Record Date") for determining the shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of record of the Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting.

     As of April 22, 1996, ___ Class A, ____ Class B and ____ Class C shares of beneficial interest of the Fund were outstanding.

     As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class A shares of the Fund:

     As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class B shares of the Fund:

     As of April 22, 1996, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class C shares of the Fund:

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     At meetings held on March 5, 1996 and April 30, 1996, the Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Trustees") voted to approve and to recommend to the Fund's shareholders that they approve a proposal to elect seventeen Trustees to the Board of Trustees of the Fund (the "Nominees"). Nine of the seventeen Nominees currently serve as Trustees of the Fund and eight of the Nominees are additional Trustees. Information concerning the Nominees and other relevant factors is discussed below in this Proposal 1.

     Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Fund has no reason to believe that it will be necessary to designate a substitute Nominee.

INFORMATION CONCERNING NOMINEES

     The following table sets forth each Nominee's principal occupation or employment during the past five years and the number of Class A and B shares of beneficial interest of the Fund beneficially owned by him or her, directly or indirectly, as of April 22, 1996. With respect to the Nominees who currently serve as Trustees, the table sets forth the date he or she first became a Trustee.

     Name, Age and             Principal Occupation             First              Number of
     Position With                 or Employment               Became            Shares Owned
       The Fund               During Last Five Years          A Trustee      (Class A and B Only)
       --------               ----------------------          ---------      --------------------
Edward J. Boudreau, Jr.*   Chairman and Chief Executive         1988               Class A:
(age 51)                   Officer of the Adviser and The                          Class B:
Chairman and Chief         Berkeley Financial Group
Executive Officer;         ("The Berkeley Group");
Trustee; Nominee           Chairman, John Hancock
                           Advisers International Ltd.
                           ("Advisers International"), NM
                           Capital Management, Inc.
                           ("NM Capital"), Chairman,
                           Chief Executive Officer and

     Name, Age and             Principal Occupation             First              Number of
     Position With                 or Employment               Became            Shares Owned
       The Fund               During Last Five Years          A Trustee      (Class A and B Only)
       --------               ----------------------          ---------      --------------------
                          President, John Hancock
                          Funds, Investor Services,
                          First Signature Bank and
                          Trust Company and Sovereign
                          Asset Management
                          Corporation ("SAMCorp");
                          Director, John Hancock
                          Capital Corp., John Hancock
                          Freedom Securities Corp.
                          and New England/Canada
                          Business Council; Member,
                          Investment Company
                          Institute Board of
                          Governors; Director, Asia
                          Strategic Growth Fund,
                          Inc.; Trustee, Museum of
                          Science; Vice Chairman and
                          President, the Adviser
                          (until July 1992);
                          Chairman, John Hancock
                          Distributors, Inc. (until
                          April 1994); Trustee or
                          Director and Chairman of 61
                          funds managed by the
                          Adviser.

Dennis S. Aronowitz       Professor of Law, Boston              1988               Class A:
(age 64)                  University School of Law;                                Class B:
Trustee; Nominee          Trustee, Brookline Savings
                          Bank; Trustee or Director of 16
                          funds managed by the
                          Adviser.

Richard P. Chapman, Jr.   President, Brookline Savings          1984               Class A:
(age 61)                  Bank; Director, Federal Home                             Class B:
Trustee; Nominee          Loan Bank of Boston
                         (lending); Director, Lumber
                          Insurance Companies (fire
                          and casualty insurer); Trustee,
                          Northeastern University;
                          Director, Depositors Insurance
                          Fund, Inc. (insurer); Trustee or
                          Director of 16 funds managed
                          by the Adviser.

William J. Cosgrove       Vice President, Senior Banker         1991               Class A:
(age 63)                  and Senior Credit Officer,                               Class B:
Trustee; Nominee          Citibank, N.A. (retired
                          September, 1991); Executive
                          Vice President, Citadel Group
                          Representative Inc.; EVP

     Name, Age and             Principal Occupation             First              Number of
     Position With                 or Employment               Became            Shares Owned
       The Fund               During Last Five Years          A Trustee      (Class A and B Only)
       --------               ----------------------          ---------      --------------------
                          Resource Evaluation Inc.
                          (consulting) (until October
                          1993); Trustee, the Hudson
                          City Savings Bank (until
                          October 199_); Trustee or
                          Director of 16 funds
                          managed by the Adviser.

Gail D. Fosler            Vice President and Chief              1994               Class A:
(age 48)                  Economist, The Conference                                Class B:
Trustee; Nominee          Board (nonprofit economic
                          and business research);
                          Trustee or Director of 16 funds
                          managed by the Adviser.

Bayard Henry              Corporate Adviser; Director,          1984               Class A:
(age 64)                  Fiduciary Trust Company                                  Class B:
Trustee; Nominee          (trust company); Director,
                          Groundwater Technology,
                          Inc. (remediation);
                          Director, Samuel Cabot,
                          Inc.; Adviser, Kestrel
                          Venture Management; Trustee
                          or Director of 16 funds
                          managed by the Adviser.

Anne C. Hodsdon*          President and Chief Operating         1996               Class A:
(age 42)                  Officer, the Adviser and John                            Class B:
President; Trustee;       Hancock open-end funds;
Nominee                   Director, Advisers
                          International; Executive
                          Vice President, the Adviser
                          (until December 1994);
                          Senior Vice President, the
                          Adviser (until December
                          1993); Vice President, the
                          Adviser (until 1991);
                          Trustee or Director of 56
                          funds managed by the
                          Adviser.

Richard S. Scipione*      General Counsel, John                 1985               Class A:
(age 58)                  Hancock Mutual Life                                      Class B:
Trustee; Nominee          Insurance Company; Director,
                          the Adviser, John Hancock
                          Funds, Investor Services,
                          John Hancock Distributors,
                          Inc., John Hancock
                          Subsidiaries, Inc., John
                          Hancock Property and
                          Casualty Insurance and its

     Name, Age and             Principal Occupation             First              Number of
     Position With                 or Employment               Became            Shares Owned
       The Fund               During Last Five Years          A Trustee      (Class A and B Only)
       --------               ----------------------          ---------      --------------------
                          affiliates (until November
                          1993), SAMCorp and NM
                          Capital; Trustee, The
                          Berkeley Group; Director,
                          JH Networking Insurance
                          Agency, Inc.; Trustee or
                          Director of 44 funds
                          managed by the Adviser.

Edward J. Spellman        Partner, KPMG Peat Marwick            1991               Class A:
(age 63)                  LLP (retired June, 1990);                                Class B:
Trustee;                  Nominee Trustee or Director
                          of 16 funds managed by the
                          Adviser.

Douglas M. Costle         Director, Chairman of the                                Class A:
(age 56)                  Board and Distinguished                                  Class B:
Nominee                   Senior Fellow, Institute for
                          Sustainable Communities,
                          Montpelier, Vermont (since
                          1991); Dean, Vermont Law
                          School (until 1991);
                          Director, Air and Water
                          Technologies Corporation
                          (environmental services and
                          equipment), Niagara Mohawk
                          Power Company (electric
                          services) and MITRE
                          Corporation (governmental
                          consulting services);
                          Trustee or Director of 12
                          funds managed by the
                          Adviser.

Leland O. Erdahl          Director of Santa Fe                                     Class A:
(age 67)                  Ingredients Company of                                   Class B:
Nominee                   California, Inc. and Santa Fe
                          Ingredients Company, Inc.
                          (private food processing
                          companies); Director of
                          Uranium Resources, Inc.;
                          President of Stolar, Inc.
                          (from 1987 to 1991) and
                          President of Albuquerque
                          Uranium Corporation (from
                          1985 to 1992); Director of
                          Freeport-McMoRan Copper &
                          Gold Company, Inc., Hecla
                          Mining Company, Canyon
                          Resources Corporation and
                          Original

     Name, Age and             Principal Occupation             First              Number of
     Position With                 or Employment               Became            Shares Owned
       The Fund               During Last Five Years          A Trustee      (Class A and B Only)
       --------               ----------------------          ---------      --------------------
                          Sixteen to One Mine, Inc.
                          (from 1984 to 1987 and from
                          1991 to 1995) (management
                          consultant); Trustee or
                          Director of 12 funds
                          managed by the Adviser.

Richard A. Farrell        President of Farrell, Healer &                           Class A:
(age 63)                  Co., (venture capital                                    Class B:
Nominee                   management firm) (since
                          1980); Prior to 1980,
                          headed the venture capital
                          group at Bank of Boston
                          Corporation; Trustee or
                          Director of 12 funds
                          managed by the Adviser.

William F. Glavin         President, Babson College;                               Class A:
(age 65)                  Vice Chairman, Xerox                                     Class B:
Nominee                   Corporation (until June 1989);
                          Director, Caldor Inc.,
                          Reebok, Ltd. (since 1994)
                          and Inco Ltd; Trustee or
                          Director of 12 funds
                          managed by the Adviser.

Dr. John A. Moore         President and Chief Executive                            Class A:
(age 57)                  Officer, Institute for Evaluating                        Class B:
Nominee                   Health Risks (nonprofit
                          institution) (since
                          September 1989); Trustee or
                          Director of 12 funds
                          managed by the Adviser.

                                                                                   Class A:
Patti McGill Peterson     President, St. Lawrence                                  Class B:
(age 52)                  University; Director, Niagara
Nominee                   Mohawk Power Corporation
                          and Security Mutual Life;
                          Trustee or Director of 12
                          funds managed by the
                          Adviser.

John W. Pratt             Professor of Business                                    Class A:
(age 64)                  Administration at Harvard                                Class B:
Nominee                   University Graduate School of
                          Business Administration
                          (since 1961); Trustee or
                          Director of 12 funds
                          managed by the Adviser.

     Name, Age and             Principal Occupation             First              Number of
     Position With                 or Employment               Became            Shares Owned
       The Fund               During Last Five Years          A Trustee      (Class A and B Only)
       --------               ----------------------          ---------      --------------------
Michael P. DiCarlo*       [TITLE], DFS Advisors LLC;                               Class A:
(age 39)                  Executive Vice President, the                            Class B:
Nominee                   Adviser (until 1996); Senior
                          Vice President of certain
                          John Hancock funds (until
                          1995).

- ---------------
* "Interested person," as defined in the 1940 Act, of the Fund or the Adviser.

     The information as to beneficial ownership set forth in the above chart is based on statements furnished to the Fund by the Nominees. Each has all voting and investment powers with respect to the shares indicated.

     None of the Nominees beneficially owned individually, and the Nominees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund as of April 22, 1996. None of the Nominees own any Class C shares of the Fund.

     The Board of Trustees held five meetings during the Fund's fiscal year ended October 31, 1995. With respect to the Fund, no Trustee except for Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

     The Fund has an Audit Committee of the Trustees. The Committee members are:
Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler. Each of the members of the Audit Committee is an Independent Trustee. The Audit Committee held two meetings during the Fund's fiscal year ended October 31, 1995.

     The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and each Fund's officers and Trustees.

     The Fund has a Special Nominating Committee of the Trustees known as the Administration Committee (the "Committee"). The Committee members are Messrs. Aronowitz, Chapman, Cosgrove, Henry and Spellman and Ms. Fosler. All of the members of the Committee are Independent Trustees. The Committee held four meetings during the fiscal year ended October 31, 1995.

     Included among the functions of the Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committee also coordinates with Trustees who are interested persons in the selection of Fund officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     EXECUTIVE OFFICERS

          The table below lists the executive officers of the Fund except for the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon). Information about Mr. Boudreau and Ms. Hodsdon is provided under "Information Concerning Nominees."

NAME, AGE AND POSITION              PRINCIPAL OCCUPATION DURING
WITH EACH TRUST                       THE PAST FIVE YEARS                       FIRST BECAME AN OFFICER
- ---------------                       -------------------                       -----------------------
Robert G. Freedman                  Vice Chairman and Chief                             1987
(age 57)                            Investment Officer, the Adviser and
Vice Chairman and Chief Investment  each of the John Hancock funds;
Officer                             President, the Adviser (until
                                    December 1994); Director, the
                                    Adviser, Advisers International,
                                    John Hancock Funds Investor
                                    Services, SAMCorp and NM Capital;
                                    Senior Vice President, The
                                    Berkeley Group.

James B. Little                     Senior Vice President, the Adviser,                 1986
(age 61)                            The Berkeley Group, John
Senior Vice President               Hancock Funds, and Investor
and Chief Financial Officer         Services; Senior Vice President
                                    and Chief Financial Officer, each
                                    of the John Hancock funds.

Thomas H. Drohan                    Senior Vice President and                           1978
(age 59)                            Secretary, the Adviser, The
Senior Vice President               Berkeley Group and each of the
and Secretary                       John Hancock funds; Senior Vice
                                    President, Investor Services, John
                                    Hancock Funds and John Hancock
                                    Distributors (until 1994);
                                    Director, Advisers International;
                                    Secretary, NM Capital.

John A. Morin                       Vice President, the Adviser;                        1991
(age 45)                            Investor Services and John
Vice President                      Hancock Funds; Vice President
                                    and Compliance Officer, certain
                                    John Hancock funds; Counsel, John
                                    Hancock Mutual Life Insurance
                                    Company; Vice President and
                                    Assistant Secretary, The Berkeley
                                    Group.

NAME, AGE AND POSITION              PRINCIPAL OCCUPATION DURING
WITH EACH TRUST                       THE PAST FIVE YEARS                       FIRST BECAME AN OFFICER
- ---------------                       -------------------                       -----------------------
Susan S. Newton                     Vice President and Assistant                        1984
(age 46)                            Secretary, the Adviser; Vice
Vice President,                     President, Assistant Secretary and
Assistant Secretary                 Compliance Officer, certain John
and Compliance Officer              Hancock funds; Vice President and
                                    Secretary, John Hancock Funds,
                                    Investor Services and John Hancock
                                    Distributors (until 1994);
                                    Secretary, SAMCorp; Vice
                                    President, The Berkeley Group.

James J. Stokowski                  Vice President, the Adviser; Vice                   1986
(age 49)                            President and Treasurer, each of
Vice President and Treasurer        the John Hancock funds.


     REMUNERATION OF OFFICERS AND TRUSTEES

          The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the Fund's fiscal year ended October 31, 1995. Mr. Boudreau, Ms. Hodsdon and Mr. Scipione and each of the officers of the Fund are interested persons of the Adviser who are compensated by the Adviser and affiliates and receive no compensation from the Fund.

                                                                         Total Compensation*
                             Aggregate          Pension or Retirement    From the Fund and
                           Compensation           Benefits Accrued       Other Funds in the
                               from                 as Part of           John Hancock Fund
Independent Trustee          the Fund          the Fund's Expenses(1)          Complex
- -------------------          --------          ----------------------    -------------------
Dennis S. Aronowitz             $ 8,203             $     0                   $ 61,050
Richard P. Chapman, Jr.         $ 2,416               5,787                     62,800
William J. Cosgrove             $ 2,666               5,537                     61,050
Gail D. Fosler                  $ 7,953                   0                     60,800
Bayard Henry                    $ 7,892                   0                     58,850
Edward S. Spellman              $ 8,203                   0                     61,050

Total                           $37,333             $11,324                   $365,600
                                ====                     ==                   ========

- ----------

* Total compensation from the Fund and other John Hancock funds is as of December 31, 1995. As of such date there were sixty-one funds in the John Hancock fund complex, of which each of the Independent Trustees served 16.

(1) REPRESENTS THE AGGREGATE VALUE AS OF DECEMBER 31, 1995 OF THE AMOUNT OF TRUSTEES' FEES DEFERRED BY EACH INDEPENDENT TRUSTEE UNDER THE JOHN HANCOCK DEFERRED COMPENSATION PLAN FOR INDEPENDENT TRUSTEES (THE "PLAN"). UNDER THE PLAN, THE INDEPENDENT TRUSTEES MAY ELECT TO DEFER THE RECEIPT OF ALL OR A PORTION OF THEIR TRUSTEES' FEES PAYABLE BY EACH FUND IN THE JOHN HANCOCK FUND COMPLEX. THE VALUE OF AN INDEPENDENT TRUSTEE'S PLAN ACCOUNT IS DETERMINED BY A HYPOTHETICAL INVESTMENT OF THE DEFERRED TRUSTEES' FEES IN CERTAIN JOHN HANCOCK FUNDS SELECTED BY THE INDEPENDENT TRUSTEE FROM A LIST OF DESIGNED FUNDS. The Independent

     Trustees do not beneficially own shares of any John Hancock fund under the Plan and a fund's obligation to make payments of amounts deferred under the Plan is an unsecured liability, payable solely from that fund's general assets. If the value of the Independent Trustees' Plan accounts in all the John Hancock funds were actually received and invested on December 31, 1995 by the Independent Trustees in shares of the John Hancock funds against which the Plan accounts are valued, the Independent Trustees participating in the Plan would own shares of the John Hancock funds as set forth below:

            Shares Assuming Hypothetical Investment of Deferred Trustees' Fees

                                                    Special     Sovereign   Sovereign
                          Growth    International    Value        Bond      Investors
Independent Trustee        Fund         Fund         Fund         Fund        Fund
- -------------------        ----         ----         ----         ----        ----
Dennis S. Aronowitz        ___         ___            ___          ___        ___
Richard P. Chapman, Jr.   1,192      2,490          1,041          ___        ___
William J. Cosgrove        ___         ___            995          675      1,875
Gail D. Fosler             ___         ___            ___          ___        ___
Bayard Henry               ___         ___            ___          ___        ___
Edward S. Spellman         ___         ___            ___          ___        ___

     TRUSTEES' RECOMMENDATION

          THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE OF THE FUND.

     REQUIRED VOTE

          Election of each Nominee requires a plurality of votes of the shareholders present at the Meeting, provided that there is a quorum present.

                                   PROPOSAL 2

                     TO APPROVE A NEW SUBADVISORY AGREEMENT

          The Adviser serves as the Fund's investment adviser and is responsible for providing the Fund with a continuous investment program pursuant to an Investment Management Contract dated January 1, 1994, (the "Management Contract"). The Management Contract was most recently approved by the shareholders of the Fund at a special meeting held on October 28, 1993.

          At a meeting of the Trustees held on April 30, 1996, the Trustees, including [ALL] of the Independent Trustees [UNANIMOUSLY] approved and voted to recommend to shareholders of the Fund that they approve a new subadvisory agreement (the "Proposed Subadvisory Contract") by and between the Adviser and DFS Advisors. Under the Proposed Subadvisory Contract, DFS Advisors would serve as a subadviser to the Fund.

          Michael P. DiCarlo, who currently serves as the Senior Vice President and principal portfolio manager of the Fund as well as Executive Vice President of the Adviser, and Andrew St. Pierre, who currently serves as the Executive Vice President of the Adviser and President of the John Hancock closed-end funds, are each principals of DFS Advisors. Mr. DiCarlo and Mr. St. Pierre each currently intend to resign from their respective positions with the Fund and/or the Adviser by no later than August 1, 1996, with respect to Mr. DiCarlo, and by June 1, 1996, with respect to Mr. St. Pierre. The Trustees believe that the Proposed Subadvisory Contract will benefit the Fund as the Fund will continue to receive advice from Mr. DiCarlo after his resignation. The Proposed Subadvisory Contract will therefore provide the Fund with continuity and additional advisory expertise.

     Approval of the Proposed Subadvisory Contract will not result in an increase in any fees payable by the Fund. The Adviser will be solely responsible for paying the subadvisory fee to DFS Advisors under the Proposed Subadvisory Contract.

     Under the Proposed Subadvisory Contract, DFS Advisors will provide the Fund with advice and recommendations regarding the Fund's investments. DFS Advisors will also provide the Fund on a continuous basis with economic and financial information, as well as other research and assistance.

     A form of the Proposed Subadvisory Contract is attached to this Proxy Statement as Exhibit A. The material terms of the Proposed Subadvisory Contract are described below, although the description below is qualified by reference to Exhibit A.

DFS ADVISORS AND THE PROPOSED SUBADVISORY CONTRACT

     DFS Advisors is organized under the laws of The Commonwealth of Massachusetts on _________, 1996. DFS Advisors intends to register with the Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940 by June 1, 1996.

     DFS Advisors intends to provide investment advice to advisory clients. Although DFS Advisors has only recently been established, DFS Advisors' principals have had extensive experience in providing investment advice to the Fund and to other Funds in the John Hancock fund complex. Mr. DiCarlo has served as portfolio manager to the Fund as well as other funds in the John Hancock fund complex and as an officer of the Adviser. The address of DFS Advisors is 75 State Street, 25th Floor, Boston, MA 02109.

     The directors and principal executive officers of the DFS Advisors and their principal occupations are as follows:

              NAME                     PRINCIPAL OCCUPATION
              ----                     --------------------
         Michael P. DiCarlo          [TITLE], DFS Advisors LLC; Executive Vice President, the
         (age 39)                    Adviser (until 1996); Senior Vice President of certain John
                                     Hancock funds (until 1995).

         Andrew F. St. Pierre        [TITLE], DFS Advisors LLC; Executive Vice President, the
         (age 35)                    Adviser and President, John Hancock Closed-End Funds until
                                     1996. Executive Vice President of certain John Hancock
                                     funds until 1995; Portfolio Manager, Harvard Management
                                     Corp.. (until October 1991).

         G. Ross Forbes, Jr.         [TITLE], DFS Advisors LLC;
         (age __)

              NAME                     PRINCIPAL OCCUPATION
              ----                     --------------------
         Edward J. Boudreau, Jr.     Director, DFS Advisors LLC.  For additional information
         (age 51)                    concerning Mr. Boudreau, please see Proposal 1 of this
                                     Proxy Statement.

MATERIAL PROVISIONS OF THE PROPOSED SUBADVISORY CONTRACT

     A.   COMPENSATION

          The Proposed Subadvisory Contract provides that DFS Advisors is required to pay all expenses that it incurs in connection with the performance of its duties under the Contract. The Proposed Subadvisory Contract also provides that the Adviser, not the Fund, shall pay the subadvisory fees.

          Pursuant to the Proposed Subadvisory Contract, the Adviser will pay DFS Advisors a fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Adviser will pay this fee to DFS Advisors within ten business days of receipt by the Adviser of the advisory fee payable to it by the Fund under its Management Contract.

     B.   TERM

          If approved by shareholders of the Fund, the Proposed Subadvisory Contract will take effect on July 1, 1996 and will remain in effect until June 30, 1998. Thereafter, the Proposed Subadvisory Contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

     C.   TERMINATION, CONTINUANCE AND AMENDMENT

          Except as described above, the Proposed Subadvisory Contract will continue from year to year subject to annual approval of its continuance by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) the Trustees of the Fund, or (b) a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Proposed Subadvisory Contract will be terminable at any time without penalty on 60 days' written notice by the Trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the Adviser or DFS Advisors, as the case may be. The Proposed Subadvisory Contract terminates automatically in the event of its assignment or in the event that the Adviser ceases to act as the Fund's investment adviser.

     D.   LIMITATION OF LIABILITY

          The Proposed Subadvisory Contract provides that DFS Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFS Advisors in the performance of its duties or from reckless disregard by DFS Advisors of its obligations and duties under the Contract.

          For the Fund's fiscal year ended October 31, 1995, the Fund paid fees of $5,538,912 (0.82% of average daily net assets of the Fund) to the Adviser. During the same period, the Fund also paid $468,191 in brokerage commissions.

SEPARATE AGREEMENT BETWEEN THE ADVISER AND DFS ADVISORS

          In addition to the Proposed Subadvisory Contract, the Adviser and DFS Advisors have entered into a separate letter agreement (the "Letter Agreement"). The Letter Agreement provides for the Adviser to receive a 10% equity interest in DFS Advisors and for the payment of compensation to DFS Advisors if the Subadvisory Contract is terminated without cause within a five year period. The Letter Agreement also requires Mr. DiCarlo to provide certain marketing services and contains a noncompetition clause.

ANALYSIS OF PROPOSAL AND REVIEW OF TRUSTEES

          The Trustees have determined that the terms of the Proposed Subadvisory Contract are fair and reasonable. In approving the Proposed Subadvisory Contract and recommending its approval by the shareholders of the Fund, the Trustees, including the Independent Trustees, considering the best interest of the shareholders of the Fund, took into account all such factors they deemed relevant. The Trustees considered the fact that the continuity in investment advice which the Fund will receive as a result of the Proposed Subadvisory Contract with DFS Advisors will be beneficial to the Fund's shareholders because Mr. DiCarlo's current position is portfolio manager of the Fund. The Trustees also considered the relationship between the DFS Advisors and the Adviser as set forth in the Letter Agreement, particularly the Adviser's interest in the DFS Advisors, the fact that Mr. Boudreau will be a Director of the DFS Advisors and Mr. DiCarlo's agreement to devote significant time to marketing the Fund. In addition, throughout the review process the Independent Trustees were advised by their independent legal counsel, who was not counsel to the Trust, the Adviser or DFS Advisors.

TRUSTEES' EVALUATION AND RECOMMENDATION

          The Trustees, including all of the Independent Trustees, by a vote cast at a meeting held on April 30, 1996 unanimously approved and voted to recommend to the shareholders of the Fund that they adopt the Proposed Subadvisory Contract. If the shareholders of the Fund approve the Proposed Subadvisory Contract, the Proposed Subadvisory Contract will take effect as of July 1, 1996. If the Proposed Subadvisory Contract is not approved by the shareholders of the Fund, the Trustees would consider what additional action, if any, is appropriate.

          THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND APPROVE THE DFS ADVISORY CONTRACT.

REQUIRED VOTE

          Approval of this proposal requires the affirmative vote of a "majority" of the Fund's outstanding voting securities. A majority means the lesser of (i) 67% or more of the Fund's shares present at the Meeting if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy at the Meeting or (ii) more than 50% of the Fund's outstanding shares (a "1940 Act Majority Shareholder Vote").

                                  OTHER MATTERS

          The Fund's management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Fund's management will be glad to hear from them and to provide further information.

                        PROXIES AND VOTING AT THE MEETING

          Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby for the Nominees in Proposal 1 and in favor of Proposal 2, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

          In addition, John Hancock Mutual Life Insurance Company (the "Life Company") will vote shares of the Fund held in individual retirement accounts or tax shelter accounts for which the Life Company acts as custodian and with respect to which no proxies have been received by the Life Company. The Life Company will vote such shares in the same proportion as it has been instructed to vote Fund shares held by all accounts for which proxies have been received. The Fund shares voted by the Life Company will be counted as present at the Meeting for purposes of establishing a quorum.

          In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy for the Fund, the persons named as proxies with respect to the Fund may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes by the Fund's shareholders for the Nominees in Proposal 1 and in favor of Proposal 2 have not been received, the persons named as proxies with respect to the Fund will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote for a Fund may be taken on one or more Proposals in the Proxy Statement prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

          Shares of beneficial interest of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present with respect to the Fund at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to each Proposal, but will not be counted as a vote in favor of the Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the Proposal.

          If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, with respect to Proposal 2, which requires approval by a 1940 Act Majority Shareholder Vote, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted under subsection (i) of the 1940 Act Majority Shareholder Vote definition. In addition, a "broker non-vote" has no effect on the voting in determining whether a Nominee has been elected as a Trustee of the Fund pursuant to Proposal
1. In determining whether Proposal 2 has been adopted pursuant to subsection
(ii) of the 1940 Act Majority Shareholder Vote definition, a "broker non-vote" will have the same effect as a vote against the Proposal because shares represented by a "broker non-vote" are considered outstanding shares.

          In addition to the solicitation of proxies by mail or in person, the Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the Adviser, John Hancock Funds or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. The Fund has not sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

          A shareholder will be called on a recorded line at the telephone number appearing in the shareholder's account records and will be asked to provide the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                             SHAREHOLDERS' PROPOSALS

          The Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

Boston, Massachusetts
May 17, 1996           JOHN HANCOCK SPECIAL EQUITIES FUND

                                EXHIBIT A

                           JOHN HANCOCK ADVISERS, INC.

                              BOSTON, MASSACHUSETTS

                                                                    July 1, 1996

DiCarlo, Forbes & St. Pierre Advisors, LLC
75 State Street, 25th Floor
Boston, MA  02109

                             SUB-ADVISORY AGREEMENT

Dear Sirs:

         John Hancock Special Equities Fund (the "Fund"), has been organized under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The Fund's shares of beneficial interest may be classified into series and classes, each series representing the entire undivided interest in a separate portfolio of assets. As of the date hereof, the Fund has three classes of shares.

         The Board of Trustees of the Fund (the "Trustees") and the Fund's shareholders have approved the selection of John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated January 1, 1994, between the Fund and the Adviser (as may be further amended from time to time, the "Investment Management Contract").

         The Adviser and the Fund have selected DiCarlo, Forbes & St. Pierre Advisors, LLC ("DFS Advisors LLC") (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Fund and the overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Adviser agrees with the Sub-Adviser as follows:

1. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) The Amended and Restated Declaration of Trust of the Fund dated February 28, 1992 (the "Declaration").

         (b)      By-Laws of the Trust as in effect on the date hereof.

         (c) Resolutions of the Board of Trustees approving the form of this Agreement and resolutions adopted by the shareholders of the Fund approving the form of this Agreement.

         (d) Resolutions of the Board of Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Management Contract and resolutions adopted by the shareholders of the Fund approving the form of the Investment Management Contract.

         (e)      The Adviser's Investment Management Contract.

         (f) Commitments, limitations and undertakings made by the Fund to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states.

         (g)      The Fund's portfolio compliance checklists.

         (h)      The Fund's Prospectus and Statement of Additional Information.

         (i)      The Fund's Code of Ethics.

         The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. INVESTMENT SERVICES AND DUTIES. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with its investment policies, objectives and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1 above, as each of the same may from time to time be amended or supplemented, the Sub-Adviser will, at its own expense:

         (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth above, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options.

         (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscriptions rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights on behalf of the Fund;

         (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (d) submit such reports relating to the valuation of the Fund's securities as the Adviser may reasonably request;

         (e) consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain best price and execution, except as otherwise provided in the Prospectus and Statement of Additional Information of the Fund;

         (f) from time to time or at any time requested by the Adviser or the Fund, make reports to the Adviser or the Fund, as requested, of the Sub-Adviser's performance of the foregoing services;

         (g) subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and copies will be surrendered to the Fund promptly upon request therefor);

         (h) give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

         (i) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including registration statements on Form N-1A, semi-annual reports on Form N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

         (j) In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or Trust in any way or otherwise be deemed to be an agent of the Fund or of the Adviser.

3. EXPENSES PAID BY THE SUB-ADVISER. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities required by it to perform the services specified in Section 2, and any other expenses, including legal, audit and professional fees and expenses, incurred by it in connection with the performance of its duties hereunder.

4. EXPENSES OF THE FUNDS NOT PAID BY THE SUB-ADVISER. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state shall by payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay any Fund expenses or to reimburse the Adviser for any such expenses that the Adviser is required to pay.

5. COMPENSATION OF THE SUB-ADVISER. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser a fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Adviser shall pay the foregoing fee to the Sub-Adviser within ten business days of receipt by the Adviser of the advisory fee payable to it by the Fund from time to time pursuant to the Investment Management Contract.

The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund for less than a full payment period. The Sub-Adviser understands and agrees that the Fund shall not have any liability for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

6. OTHER ACTIVITIES OF THE SUB-ADVISER AND ITS AFFILIATES. The Adviser and Sub-Adviser may enter into a separate agreement which limits the ability of the Sub-Adviser to act as Sub-Adviser for certain other investment companies and advisory clients. However, nothing in this Agreement shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund. Subject to the provisions of such separate agreement, it is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

7. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. Access persons (as defined in Rule 17j-1 under the Investment Company Act of 1940, as amended) of the Sub-Adviser will provide personal trading reports to a designated representative of the Adviser in accordance with the Fund's Code of Ethics.

8. NO PARTNERSHIP OR JOINT VENTURE. Nothing in this Agreement shall be construed so as to make the Adviser and the Sub-Adviser partners or joint venturers or impose any liability as such on any of them.

9. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. DURATION AND TERMINATION OF THIS AGREEMENT. Unless terminated as provided below, this Agreement shall remain in force until June 30, 1998, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees of the Fund who are not interested persons of the Adviser, of the Sub-Adviser or of the Fund (other than as Board members), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Fund or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time, without the payment of any penalty by the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Adviser or by the Sub-Adviser. Termination of this

Agreement shall not be deemed to terminate or otherwise invalidate any other agreement between the Adviser and the Sub-Adviser. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940, as amended (particularly the definitions of "assignment", "interested person," and "voting security"), shall be applied.

11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended.

12.      MISCELLANEOUS.

         (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (b) Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts if done in full compliance with the Fund's Code of Ethics. The Fund acknowledges that the Adviser or sub-advisers engaged by it and their respective officers, affiliates and employees, and their other clients may at any time, have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund.

         (c) Any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, any interested person of the Sub-Adviser, any organization in which the Sub-Adviser may have an interest or any organization which may have an interest in the Sub-Adviser, and the Sub-Adviser, any such interested person or any such organization may have an interest in the Fund. Subject to the provisions of any separate agreement between the Adviser and the Sub-Adviser, the Sub-Adviser, the Adviser and the Fund may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Sub-Adviser at the same time, the Sub-Adviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

         (d) The Sub-Adviser agrees that it will adopt a Code of Ethics in a form reasonably satisfactory to the Adviser by no later than June 1, 1996.

13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Investment Company Act of 1940.

                                          Yours very truly,

                                          JOHN HANCOCK ADVISERS, INC.

                                          By:
                                              ---------------------------
                                          Chairman of the Board, President and
                                          Chief Executive Officer

DICARLO, FORBES & ST. PIERRE ADVISORS, LLC



By:
    -----------------------
      [Title]

                       JOHN HANCOCK SPECIAL EQUITIES FUND

              SPECIAL MEETING OF THE SHAREHOLDERS - JUNE 26, 1996
                  PROXY SOLICITATION BY THE BOARD OF TRUSTEES


     The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on June 26, 1996 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 17, 1996 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                                  PLEASE SIGN, DATE AND RETURN
                                                  PROMPTLY IN ENCLOSED ENVELOPE


                                                  Date __________________, 1996

                                                  NOTE: Signature(s) should
                                                  agree with name(s) printed
                                                  herein. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give your
                                                  full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

                                                  _____________________________
                                                          Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

THIS PROXY SHALL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please use blue or black ink or dark pencil. Do not use red ink.

     (1) To elect seventeen Trustees to hold office until their respective successors have been duly elected and qualified.

          Dennis S. Aronowitz                     William F. Glavin
          Edward J. Boudreau, Jr.                 Bayard Henry
          Richard P. Chapman, Jr.                 Anne C. Hodsdon
          William J. Cosgrove                     Dr. John A. Moore
          Douglas M. Costle                       Patti McGill Peterson
          Michael P. DiCarlo                      John W. Pratt
          Leland O. Erdahl                        Richard S. Scipione
          Richard A. Farrell                      Edward J. Spellman
          Gail D. Fosler

     (2) To approve a new Subadvisory Agreement between the Fund and DiCarlo, Forbes & St. Pierre Advisors, LLC.

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.